UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 19, 2023
Elicio Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39990	11-3430072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

451 D Street, 5th Floor
Boston, Massachusetts 02210
(Address of principal executive offices, including zip code )
(857) 209-0050
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.01 par value per share	ELTX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2023, Elicio Therapeutics, Inc. (the “Company”) and Annette Matthies, Ph.D., former Chief Business Officer of the Company, entered into a Separation and Release Agreement (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, the Company agreed to pay Dr. Matthies an amount equal to six months of her base salary. Additionally, the Company will reimburse Dr. Matthies her payments for COBRA health insurance benefits commencing with the Separation Date and continuing for the lesser of (i) the six month anniversary of the Separation Date; (ii) the date when Dr. Matthies is no longer eligible to receive COBRA health insurance benefits and (iii) the date on which Dr. Matthies becomes eligible to participate in a subsequent employer’s group health plan. Under the Separation Agreement, Dr. Matthies has provided customary broad form releases and other confidentiality covenants to the Company in connection with her departure. Pursuant to the terms of the Separation Agreement, Dr. Matthies has seven days after signing the Separation Agreement to revoke her acceptance by delivery of written notice to the Company.
The foregoing description of the material terms of the Separation Agreement is qualified in its entirety by the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1+	Separation and Release Agreement, dated October 19, 2023, by and between Annette Matthies, Ph.D. and Elicio Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(+) Management contract or compensatory plan arrangement.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elicio Therapeutics, Inc.

	By:	/s/ ROBERT CONNELLY
Date: October 20, 2023		Robert Connelly President and Chief Executive Officer (Principal Executive Officer)